UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2023
CRANE NXT, CO.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-1657		88-0706021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

950 Winter Street 4th Floor	Waltham	MA	02451
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 610-430-2510
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 5, 2023, Crane NXT, Co. (the "Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, the stockholders cast their votes on four proposals as follows:

Proposal 1
The following eight Directors were elected to serve until the 2024 Annual Meeting of Stockholders:

Director Nominee	For	Against	Abstain	Broker non-votes
Michael Dinkins	47,878,639	1,033,940	49,091	3,002,718
William Grogan	48,674,867	232,424	54,379	3,002,718
Cristen Kogl	48,523,961	389,917	47,792	3,002,718
Ellen McClain	47,782,901	1,132,805	45,958	3,002,718
Max H. Mitchell	48,520,090	393,141	48,439	3,002,718
Aaron W. Saak	48,584,754	331,128	45,788	3,002,718
John S. Stroup	48,540,460	362,981	58,229	3,002,718
James L. L. Tullis	45,174,054	3,744,724	42,892	3,002,718

Proposal 2
The stockholders ratified the selection of Deloitte & Touche LLP as independent auditors for the Company for 2023.

For	Against	Abstain	Broker non-votes
51,186,138	693,815	84,435	0

Proposal 3
The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 21, 2023.

For	Against	Abstain	Broker non-votes
47,127,841	1,722,825	111,004	3,002,718

Proposal 4
The stockholders approved, on an advisory basis, that the frequency with which we ask stockholders to approve the compensation paid by the Company to certain executive officers be one year.

One Year	Two Years	Three Years	Abstain	Broker non-votes
47,988,608	65,608	846,426	61,028	3,002,718

In accordance with the recommendation of the Company’s Board of Directors on this matter and these voting results, the Company has determined to hold an advisory, nonbinding vote to approve the compensation of the Company’s named executive officers each year until the next stockholder vote on the frequency of such advisory, non-binding votes. A stockholder vote on the frequency of such advisory, non-binding votes is required to be held at least once every six years.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE NXT, CO.

June 7, 2023	By:	/s/ Paul G. Igoe
Paul G. Igoe
Senior Vice President, General
Counsel and Secretary

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